    As filed with the Securities and Exchange Commission on July 30, 1999.

                                                           Registration No. 333-

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                            ACT Manufacturing, Inc.
            (Exact name of registrant as specified in its charter)


                     Massachusetts                                                 04-2777507
(State or other jurisdiction of incorporation or organization)        (I.R.S. Employer Identification No.)

                                 2 Cabot Road
                          Hudson, Massachusetts 01749
                                (978) 567-4000
              (Address of Principal Executive Offices) (Zip Code)

                     ------------------------------------


         Amended and Restated 1990 Equity Incentive Plan (assumed from
                             CMC Industries, Inc.)
                     Amended and Restated 1995 Stock Plan

                           (Full title of the plans)

                     ------------------------------------

                                 John A. Pino
                     President and Chief Executive Officer
                            ACT Manufacturing, Inc.
                                 2 Cabot Road
                          Hudson, Massachusetts 01749
                                (978) 567-4000
          (Name and address including zip code and telephone number, including area code, of agent for service)

                     ------------------------------------

                                   Copy to:
                             John A. Meltaus, Esq.
                        TESTA, HURWITZ & THIBEAULT, LLP
                                125 High Street
                          Boston, Massachusetts 02110
                                (617) 248-7000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                 --------------------------------------------

================================================================================

                        CALCULATION OF REGISTRATION FEE

================================================================================

                                                         Proposed                Proposed
                                                          Maximum                Maximum
         Title of                   Amount               Offering               Aggregate             Amount of
       Securities to                 to be               Price Per               Offering            Registration
       be Registered              Registered               Share                  Price                  Fee
--------------------------------------------------------------------------------------------------------------------
Amended and Restated 1990
Equity Incentive Plan
Common Stock                         771,758            $11.8358/(1)/            $ 9,134,373.3364           $2,539.36
(Par Value $.01)                     160,685            $15.4690/(2)/            $ 2,485,636.2650           $  691.01


Amended and Restated 1995
Stock Plan
Common Stock                       1,000,000            $15.4690/(2)/            $15,469,000                $4,300.39
(Par Value $.01)

TOTAL:                             1,932,443                                                                $7,530.76
                                   shares

================================================================================

(1) All such shares are issuable upon exercise of outstanding options with fixed exercise prices. Pursuant to Regulation C, Rule 457(h)(1) under the Securities Act of 1933, as amended, the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised. The offering price per share set forth for such shares is the weighted average exercise price per share at which such options are exercisable.

(2) The price of $15.469 per share, which is the average of the high and low prices of the common stock of the registrant reported on the Nasdaq National Market on July 29, 1999, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) and (h) and has been used only for those shares which have not yet been granted.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Item 1.   Plan Information.
          ----------------

         The documents containing the information specified in this Item 1 will be sent or given to employees, directors or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission") and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

Item 2.   Registrant Information and Employee Plan Annual Information.
          -----------------------------------------------------------

         The documents containing the information specified in this Item 2 will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Documents by Reference.
          ---------------------------------------

         The following documents filed with the Commission are incorporated by reference in this Registration Statement:

         (a) Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

         (b) Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 1999.

         (c) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year ended December 31, 1998.

         (d) The section entitled "Description of Registrant's Securities to be Registered," contained in the Registrant's Registration Statement on Form 8-A, filed on February 15, 1995 pursuant to
               Section 12(g) of the Exchange Act.

         All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.   Description of Securities.
          -------------------------

         Not applicable.

Item 5.   Interest of Named Experts and Counsel.
          -------------------------------------

         Not applicable.

Item 6.   Indemnification of Directors and Officers.
          -----------------------------------------

         Section 67 of Chapter 156B of the Massachusetts General Laws provides that a corporation may indemnify its directors and officers to the extent specified in or authorized by (i) the articles of organization, (ii) a by-law adopted by the stockholders, or (iii) a vote adopted by the holders of a majority of the shares of stock entitled to vote on the election of directors. In all instances, the extent to which a corporation provides indemnification to its directors and officers under Section 67 is optional. In its Amended and Restated By-Laws, the Registrant has elected to commit to provide indemnification to its directors and officers in specified circumstances. Generally, Article V, Section 2 of the Registrant's Amended and Restated By-Laws indemnifies directors and officers of the Registrant against liabilities and expenses arising out of legal proceedings brought against them by reason of their status as directors or officers or by reason of their agreeing to serve, at the request of the Registrant, as a director or officer with another organization. Under this provision, a director or officer of the Registrant shall be indemnified by the Registrant for all costs and expenses (including attorneys' fees), judgments, liabilities and amounts paid in settlement of such proceedings, even if he is not successful on the merits, if he acted in good faith in the reasonable belief that his action was in the best interests of the Registrant. The Registrant's Board of Directors may authorize advancing litigation expenses to a director or officer at his request upon receipt of an undertaking by any such director or officer to repay such expenses if it is ultimately determined that he is not entitled to indemnification for such expenses.

         Article 6 of the Registrant's Second Restated Articles of Organization, as amended, eliminates the personal liability of the Registrant's directors to the Registrant or its stockholders for monetary damages for breach of a director's fiduciary duty, except to the extent Chapter 156B of the Massachusetts General Laws prohibits the elimination or limitation of such liability.

         The Registrant maintains directors' and officers' liability insurance for the benefit of its directors and certain of its officers.

Item 7.   Exemption From Registration Claimed.
          -----------------------------------

         Not applicable.

Item 8.   Exhibits.
          --------

         Exhibit No.                Description of Exhibit
         ----------                 ----------------------

         Exhibit 4.1 Second Restated Articles of Organization of the Registrant (filed as Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference).

         Exhibit 4.2 Articles of Amendment to the Second Restated Articles of Organization of the Registrant.

         Exhibit 4.3 Amended and Restated By-Laws of the Registrant, as amended (filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 33-89532, and incorporated herein by reference).

         Exhibit 4.4 Specimen certificate representing the Common Stock of the Registrant (filed as Exhibit
                                    4.1 to the Registrant's Registration
                                    Statement on Form S-1, File No. 33-89532, and incorporated herein by reference).

         Exhibit 4.5                Amended and Restated 1995 Stock Plan.

         Exhibit 4.6 Amended and Restated 1990 Equity Incentive Plan (assumed from CMC Industries, Inc.).

         Exhibit 5.1                Opinion of Testa, Hurwitz & Thibeault, LLP.

         Exhibit 23.1 Consent of Testa, Hurwitz & Thibeault, LLP (contained in Exhibit 5.1).

         Exhibit 23.2               Consent of Deloitte & Touche LLP.

         Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

Item 9.   Undertakings.
          ------------

         (a)   The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                    Statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;


                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                                    provided, however, that paragraphs (a)(1)(i)
                                    --------  -------
                                    and (a)(1)(ii) do not apply if the
                                    information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the

                  Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                 [Remainder of Page Intentionally Left Blank]

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, ACT Manufacturing, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Hudson, Commonwealth of Massachusetts, on this 30th day of July, 1999.

                             ACT MANUFACTURING, INC.


                             By:  /s/ John A. Pino
                                ------------------------
                                  John A. Pino
                                  President and Chief Executive Officer


                               POWER OF ATTORNEY

         We, the undersigned officers and directors of ACT Manufacturing, Inc., hereby severally constitute and appoint John A. Pino and Jeffrey B. Lavin, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable ACT Manufacturing, Inc. to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                    Title(s)                   Date
            ---------                    --------                   ----

         /s/ John A. Pino      Chairman of the Board, President   July 30, 1999
         ----------------
         John A. Pino          and Chief Executive Officer
                               (Principal Executive Officer)

         /s/ Jeffrey B. Lavin     Vice President of  Finance, Chief    July 30, 1999
         ----------------------
         Jeffrey B. Lavin         Financial Officer, Treasurer
                                  and Clerk (Principal Financial
                                  and Accounting Officer)


         /s/ Bruce R. Gardner     Director                             July 30, 1999
         ---------------------
         Bruce R. Gardner


         /s/ Donald G. Polich     Director                             July 30, 1999
         -----------------------
         Donald G. Polich


         /s/ Edward T. Cuddy      Director                             July 30, 1999
         --------------------
         Edward T. Cuddy


         /s/ David S. Lee         Director                             July 30, 1999
         -----------------
         David S. Lee


         /s/ Frederick W. Gibbs   Director                             July 30, 1999
         ----------------------
         Frederick W. Gibbs

                                 Exhibit Index
                                 -------------

Item 8. Exhibits.
        --------

        Exhibit No.    Description of Exhibit
        ----------     ----------------------
        Exhibit 4.1    Second Restated Articles of Organization of the
                       Registrant (filed as Exhibit 3.1 to the
                       Registrant's Annual Report on Form 10-K for the
                       year ended December 31, 1995, and incorporated
                       herein by reference).

        Exhibit 4.2+   Articles of Amendment to the Second Restated
                       Articles of Organization of the Registrant.

        Exhibit 4.3 Amended and Restated By-Laws of the Registrant, as amended (filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1,
                       File No. 33-89532, and incorporated herein by reference).

        Exhibit 4.4    Specimen certificate representing the Common
                       Stock of the Registrant (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1,
                       File No. 33-89532, and incorporated herein by reference).

        Exhibit 4.5+   Amended and Restated 1995 Stock Plan.

        Exhibit 4.6+   Amended and Restated 1990 Equity Incentive Plan
                       (assumed from CMC Industries, Inc.).

        Exhibit 5.1+   Opinion of Testa, Hurwitz & Thibeault, LLP.

        Exhibit 23.1   Consent of Testa, Hurwitz & Thibeault, LLP
                       (contained in Exhibit 5.1).

        Exhibit 23.2+  Consent of Deloitte & Touche LLP.

        Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

----------------
+ Filed herewith